UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2006
MannKind Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

28903 North Avenue Paine		91355
Valencia, California		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (661) 775-5300
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 1.2
EXHIBIT 5.1

Item 8.01 Other Events.
On December 7, 2006, MannKind Corporation (the “Company”) entered into an underwriting agreement (the “Equity Underwriting Agreement”) with J.P. Morgan Securities Inc. (“J.P. Morgan”), Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as representatives (the “Representatives”) of the several underwriters named therein (collectively, the “Equity Underwriters”). Subject to the terms and conditions of the Equity Underwriting Agreement, the Company agreed to sell to the Equity Underwriters, and the Equity Underwriters agreed to purchase from the Company, an aggregate of 20,000,000 shares (the “Shares”) of the Company’s authorized but previously unissued common stock, par value $0.01 (“Common Stock”), at a public offering price of $17.42 per Share. Of the Shares, 14,224,000 Shares will be purchased by the Equity Underwriters, less an underwriting discount totaling approximately $12.4 million, and 5,776,000 Shares will be purchased by the Equity Underwriters and sold to certain of the Company’s officers and directors, including its chairman, chief executive officer and principal stockholder, Alfred E. Mann. The Equity Underwriters will not receive any underwriting discount on the Shares sold to the officers and directors. The resulting aggregate net proceeds to the Company from this Common Stock offering, before expenses, will be approximately $336.0 million. The Equity Underwriters’ obligations to purchase the Shares is subject to the satisfaction of certain customary closing conditions, including receipt of legal opinions and approval of legal matters by their respective counsels. The Company also granted the Equity Underwriters a 30-day option to purchase up to an additional 3,000,000 shares of Common Stock to cover over-allotments. All of the shares of Common Stock subject to the Equity Underwriters’ option will be sold less the underwriting discount if the Equity Underwriters exercise their option. The Company has agreed to indemnify the Equity Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Act”), or to contribute to payments the Equity Underwriters may be required to make in respect of these liabilities. Subject to certain exceptions, the Company and all of the Company’s directors and executive officers also agreed not to sell or transfer any Common Stock held by them for 90 days after December 7, 2006 without first obtaining the written consent of the Representatives. A copy of the Equity Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.
On December 7, 2006, the Company also entered into an underwriting agreement (the “Notes Underwriting Agreement”) with Merrill Lynch and J.P. Morgan (collectively, the “Note Underwriters”). Subject to the terms and conditions of the Notes Underwriting Agreement, the Company agreed to sell to the Note Underwriters, and the Note Underwriters agreed to purchase from the Company, $100.0 million aggregate principal amount of the Company’s 3.75% Senior Convertible Notes due 2013 (the “Notes”), less an underwriting discount totaling $3.0 million. The resulting aggregate net proceeds to the Company from this Note offering, before expenses, will be $97.0 million. The Notes will be convertible by holders into shares of Common Stock at an initial conversion rate of 44.5002 shares of Common Stock per $1,000 principal amount of the Notes (subject to adjustment as described in the Notes Underwriting Agreement), which represents an initial conversion price of approximately $22.47 per share. The Note Underwriters’ obligations to purchase the Notes is subject to the satisfaction of certain customary closing conditions, including receipt of legal opinions and approval of legal matters by its counsel. The Company also granted the Note Underwriters a 13-day option to purchase up to an additional $15.0 million aggregate principal amount of the Notes to cover over-allotments. Pursuant to the terms of the Notes Underwriting Agreement, the Company has agreed to indemnify the Note Underwriters against certain liabilities, including liabilities under the Act, or to contribute to payments the Note Underwriters may be required to make in respect of these liabilities. Subject to certain exceptions, the Company and certain of its directors and executive officers have also agreed not to sell or transfer any Common Stock held by them for 90 days after December 7, 2006 without first obtaining the written consent of the Note Underwriters. A copy of the Note Underwriting Agreement is attached hereto as Exhibit 1.2 and is incorporated by reference herein.
The closings of the sales of 20,000,000 Shares and $100.0 million aggregate principal amount of the Notes are scheduled to occur on or about December 12, 2006. The Shares and the Notes (and the shares of Common Stock issuable upon conversion thereof) have been registered pursuant to registration statements on Form S-3 (Registration Statement Nos. 333-138373 and 333-139154) filed with the Securities and Exchange Commission under the Act.
The summary of the foregoing transactions is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits hereto and incorporated by reference herein.
On December 6, 2007 the Company, Mr. Mann and Biomed Partners, LLC agreed to amend outstanding warrants to purchase an aggregate of 1,710,091 shares of Common Stock held by Mr. Mann and Biomed Partners, LLC to provide that such warrants shall not be exercisable until such time as the Company has at least 100 million shares of Common Stock duly and validly authorized.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements, including statements related to the sale by MannKind of its securities. Words such as “believes”, “anticipates”, “plans”, “expects“, “intend”, “will”, “goal”, “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the Company’s ability to meet the closing conditions required for the consummation of the public offerings and other risks detailed in the Registration Statements covering the offerings and in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2005 and periodic reports on Form 10-Q and Form 8-K. Do not place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and, except where required by law, the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit Number	Description

1.1	Equity Underwriting Agreement, dated December 7, 2006

1.2	Notes Underwriting Agreement, dated December 7, 2006

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (included in its opinion filed as Exhibit 5.1 hereto)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION

By:	/s/ David Thomson

	Name:	David Thomson, Ph.D., J.D.
	Title:	Corporate Vice President, General
Counsel and Secretary
Dated: December 7, 2006

EXHIBIT INDEX

Exhibit Number	Description

1.1	Equity Underwriting Agreement, dated December 7, 2006

1.2	Notes Underwriting Agreement, dated December 7, 2006

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (included in its opinion filed as Exhibit 5.1 hereto)